SEVENTH AMENDMENT TO FUND SERVICES AGREEMENT

This seventh Amendment (“Amendment”) to the FUND SERVICES AGREEMENT, dated January 22, 2020, among FRANKLIN TEMPLETON SERVICES, LLC (the “Customer”) and JPMORGAN CHASE BANK, N.A. (“J.P. Morgan”), as amended from time to time (the “Agreement”), is made and entered into as of June 20, 2024, and shall be effective as of June 20, 2024, between the Customer and J.P. Morgan.

W I T N E S S E T H:

WHEREAS, the Customer and J.P. Morgan entered into the Agreement;

WHEREAS, the Customer wants to update the list of Funds (as set forth in Annex I to the Agreement) to which J.P. Morgan shall provide fund administration services under the terms and conditions set forth in the Agreement to add the Funds listed on Annex A attached hereto; and

WHEREAS, J.P. Morgan agrees to update Annex I as set forth in Annex A (each, a “New Fund”) to this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereby agree as follows:

1.	Definitions. Unless otherwise defined herein, defined terms used in this Amendment shall have the meaning ascribed to such terms in the Agreement.

2.

Joinder. The parties agree that the Customer shall be subject to and bound by the terms and conditions of the Agreement with respect to a New Fund commencing on the date on which the Services for such New Fund commence.

3.	Amendments. The Agreement shall be amended as follows:

(A)	Annex I of the Agreement is hereby amended and restated in its entirety by Annex I hereto.

(B)	Save as amended by this Amendment, the Agreement shall remain in full force and effect.

4.

Representations. Each party represents to the other parties that all representations contained in the Agreement are true and accurate as of the date of this Amendment, and that such representations are deemed to be given or repeated by each party, as the case may be, on the date of this Amendment.

5.

Entire Agreement. This Amendment, prior amendments, and the Agreement and any documents referred to in each of them, constitutes the whole agreement between the parties relating to their subject matter and supersedes and extinguishes any other drafts, agreements, undertakings, representations, warranties and arrangements of any nature, whether in writing or oral, relating to such subject matter. If any of the provisions of this Amendment are inconsistent with or in conflict with any of the provisions of the Agreement then, to the extent of any such inconsistency or conflict, the provisions of this Amendment shall prevail as between the parties.

6.

Counterparts. This Amendment may be executed in any number of counterparts which together shall constitute one agreement. Each party hereto may enter into this Amendment by executing a counterpart and this Amendment shall not take effect until it has been executed by both parties.

7.	Law and Jurisdiction. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

FRANKLIN TEMPLETON SERVICES, LLC		JPMORGAN CHASE BANK, N.A.

By:	/s/ Matthew T. Hinkle	By:	/s/ Greg Cook
Name: Matthew T. Hinkle		Name: Greg Cook
Title: President		Title: Executive Director

ANNEX A

Customer	Entity Type	Jurisdiction
1940 Act Accounts (Funds within Series Trusts are indented)		US—1940 Act
Putnam California Tax Exempt Income Fund
Putnam Convertible Securities Fund
Putnam Diversified Income Trust
Putnam Asset Allocation Funds
-Putnam Dynamic Asset Allocation Balanced Fund
-Putnam Dynamic Asset Allocation Conservative Fund
-Putnam Dynamic Asset Allocation Growth Fund
-Putnam Multi-Asset Income Fund
Putnam Funds Trust
-Putnam Core Bond Fund
-Putnam Core Equity Fund
-Putnam Dynamic Asset Allocation Equity Fund
-Putnam Emerging Markets Equity Fund
-Putnam Floating Rate Income Fund
-Putnam Focused Equity Fund
-Putnam Global Technology Fund
-Putnam Intermediate-Term Municipal Income Fund
-Putnam International Value Fund
-Putnam Mortgage Opportunities Fund
-Putnam Short Duration Bond Fund
-Putnam Short Term Investment Fund
-Putnam Short-Term Municipal Income Fund
-Putnam Small Cap Growth Fund
-Putnam Ultra Short Duration Income Fund
-Putnam Ultra Short MAC Series
Putnam Focused International Equity Fund
George Putnam Balanced Fund
Putnam Global Health Care Fund
Putnam Global Income Trust
Putnam High Yield Fund
Putnam Income Fund
Putnam International Equity Fund
Putnam Investment Funds
-Putnam Government Money Market Fund
-Putnam International Capital Opportunities Fund
-Putnam Large Cap Growth Fund
-Putnam Research Fund
-Putnam Small Cap Value Fund
-Putnam Sustainable Future Fund
Putnam Large Cap Value Fund
Putnam Managed Municipal Income Trust

Putnam Massachusetts Tax Exempt Income Fund
Putnam Master Intermediate Income Trust
Putnam Minnesota Tax Exempt Income Fund
Putnam Money Market Fund
Putnam Mortgage Securities Fund
Putnam Municipal Opportunities Trust
Putnam New Jersey Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Premier Income Trust
Putnam Sustainable Leaders Fund
Putnam Target Date Funds

-Putnam Retirement Advantage Maturity Fund

-Putnam Retirement Advantage 2065 Fund

-Putnam Retirement Advantage 2060 Fund

-Putnam Retirement Advantage 2055 Fund

-Putnam Retirement Advantage 2050 Fund

-Putnam Retirement Advantage 2045 Fund

-Putnam Retirement Advantage 2040 Fund

-Putnam Retirement Advantage 2035 Fund

-Putnam Retirement Advantage 2030 Fund

-Putnam Retirement Advantage 2025 Fund

-Putnam Sustainable Retirement Maturity Fund

-Putnam Sustainable Retirement 2065 Fund

-Putnam Sustainable Retirement 2060 Fund

-Putnam Sustainable Retirement 2055 Fund

-Putnam Sustainable Retirement 2050 Fund

-Putnam Sustainable Retirement 2045 Fund

-Putnam Sustainable Retirement 2040 Fund

-Putnam Sustainable Retirement 2035 Fund

-Putnam Sustainable Retirement 2030 Fund

-Putnam Sustainable Retirement 2025 Fund

Putnam Tax Exempt Income Fund
Putnam Tax-Free Income Trust
-Putnam Strategic Intermediate Municipal Fund
-Putnam Tax-Free High Yield Fund
Putnam Variable Trust
-Putnam VT Core Equity Fund
-Putnam VT Diversified Income Fund
-Putnam VT Emerging Markets Equity Fund
-Putnam VT Focused International Equity Fund
-Putnam VT George Putnam Balanced Fund
-Putnam VT Global Asset Allocation Fund
-Putnam VT Global Health Care Fund
-Putnam VT Government Money Market Fund
-Putnam VT High Yield Fund
-Putnam VT Income Fund
-Putnam VT International Equity Fund
-Putnam VT International Value Fund
-Putnam VT Large Cap Growth Fund

-Putnam VT Large Cap Value Fund
-Putnam VT Mortgage Securities Fund
-Putnam VT Research Fund
-Putnam VT Small Cap Growth Fund
-Putnam VT Small Cap Value Fund
-Putnam VT Sustainable Future Fund
-Putnam VT Sustainable Leaders Fund
Non-1940 Act Accounts
Putnam Diversified Income Trust (Cayman) Master Fund	Cayman
Putnam Diversified Income Trust (Cayman) Feeder Fund	Cayman
Putnam Cash Collateral Pool, LLC	US
Putnam Intermediate U.S. Investment Grade Fund, LLC	US
Putnam Emerging Markets Equity Fund, LP	US
Putnam Total Return: U.S. Investment Grade Fixed Income Fund, LLC	US—ERISA Account
Putnam Emerging Market Small Cap Equity Fund, LP	US
Putnam Catholic Values U.S. Large Cap Growth Fund LP	US
Putnam Intermediate Domestic Investment-Grade Trust	US—ERISA Account; intended to qualify as tax-exempt under Revenue Ruling 81-100 and successor guidance (“81-100 Trust”)
Putnam Short Duration Government/Corporate Trust	US—ERISA Account, 81-100 Trust
Putnam Stable Value Fund	US—ERISA Account, 81-100 Trust
Putnam Large Cap Value Trust	US—ERISA Account, 81-100 Trust
Putnam Retirement Advantage 2065 Fund	US—ERISA Account, 81-100 Trust
Putnam Retirement Advantage 2060 Fund	US—ERISA Account, 81-100 Trust
Putnam Retirement Advantage 2055 Fund	US—ERISA Account, 81-100 Trust
Putnam Retirement Advantage 2050 Fund	US—ERISA Account, 81-100 Trust
Putnam Retirement Advantage 2045 Fund	US—ERISA Account, 81-100 Trust

Putnam Retirement Advantage 2040 Fund	US—ERISA Account, 81-100 Trust
Putnam Retirement Advantage 2035 Fund	US—ERISA Account, 81-100 Trust
Putnam Retirement Advantage 2030 Fund	US—ERISA Account, 81-100 Trust
Putnam Retirement Advantage 2025 Fund	US—ERISA Account, 81-100 Trust
Putnam Retirement Advantage Maturity Fund	US—ERISA Account, 81-100 Trust
Putnam Retirement Advantage GAA Money Market Portfolio	US—ERISA Account, 81-100 Trust
Putnam Retirement Advantage GAA Equity Portfolio	US—ERISA Account, 81-100 Trust
Putnam Retirement Advantage GAA Growth Portfolio	US—ERISA Account, 81-100 Trust
Putnam Retirement Advantage GAA Balanced Portfolio	US—ERISA Account, 81-100 Trust
Putnam Retirement Advantage GAA Conservative Portfolio	US—ERISA Account, 81-100 Trust
Putnam Retirement Advantage GAA Income Strategies Portfolio	US—ERISA Account, 81-100 Trust

ANNEX I

“ANNEX I TO THE FUND SERVICES AGREEMENT”

List of Funds

Name	Entity Type	Jurisdiction

Franklin Templeton US Government Securities II Ltd		Bermuda

Templeton Growth Fund II Limited		Cayman

Templeton China Opportunities Fund, Ltd		Cayman

Franklin USD Diversified Bond Fund III		Cayman

Templeton Global Smaller Companies Fund		U.S.A.

TF-Templeton World Fund		U.S.A.

TF-Templeton Foreign Fund		U.S.A.

TIT-Templeton Global Bond Fund		U.S.A.

Templeton Growth Fund, Inc.		U.S.A.

Templeton Emerging Markets Fund		U.S.A.

Templeton Global Income Fund		U.S.A.

TIF-International Equity Series		U.S.A.

FTVIPT-Templeton Developing Markets VIP Fund		U.S.A.

FMSF-Franklin Mutual Beacon Fund		U.S.A.

FMSF-Franklin Mutual Global Discovery Fund		U.S.A.

FMSF-Franklin Mutual European Fund		U.S.A.

FMSF-Franklin Mutual Quest Fund		U.S.A.

FMSF-Franklin Mutual Shares Fund		U.S.A.

Templeton Developing Markets Trust		U.S.A.

FTVIPT-Templeton Foreign VIP Fund		U.S.A.

Templeton Emerging Markets Income Fund		U.S.A.

Templeton Dragon Fund, Inc.	U.S.A.

FMSF-Franklin Mutual Financial Services Fund	U.S.A.

Franklin Universal Trust	U.S.A.

FFRMT-Franklin Floating Rate Master Series	U.S.A.

FCF-Franklin U.S. Government Securities Fund	U.S.A.

FVIT-Franklin Mutual U.S. Value Fund	U.S.A.

FCTFT-Franklin California Intermediate-Term Tax-Free Income	U.S.A.

FNYTFT-Franklin New York Intermediate-Term Tax-Free Income F	U.S.A.

Franklin Strategic Mortgage Portfolio	U.S.A.

FTFT-Franklin Federal Intermediate-Term Tax-Free Income Fund	U.S.A.

FMST-Franklin California High Yield Municipal Fund	U.S.A.

TMMP-The U.S. Government Money Market Portfolio	U.S.A.

FVIT-Franklin Microcap Value Fund	U.S.A.

FREST-Franklin Real Estate Securities Fund	U.S.A.

FSS-Franklin Strategic Income Fund	U.S.A.

FSS-Franklin Small-Mid Cap Growth Fund	U.S.A.

FVIT-Franklin Small Cap Value Fund	U.S.A.

TGIT-Templeton Global Balanced Fund	U.S.A.

Franklin Gold And Precious Metals Fund	U.S.A.

FHIT-Franklin High Income Fund	U.S.A.

FCF-Franklin Growth Fund	U.S.A.

FCF-Franklin Utilities Fund	U.S.A.

FCF-Franklin DynaTech Fund	U.S.A.

FCF-Franklin Income Fund	U.S.A.

FUSGMF-Franklin U.S. Government Money Fund	U.S.A.

Franklin California Tax-Free Income Fund	U.S.A.

Franklin New York Tax-Free Income Fund	U.S.A.

Franklin Federal Tax-Free Income Fund	U.S.A.

FTFT-Franklin Massachusetts Tax-Free Income Fund	U.S.A.

FTFT-Franklin Michigan Tax-Free Income Fund	U.S.A.

FTFT-Franklin Minnesota Tax-Free Income Fund	U.S.A.

FTFT-Franklin Ohio Tax-Free Income Fund	U.S.A.

FTFT-Franklin Colorado Tax-Free Income Fund	U.S.A.

FTFT-Franklin Georgia Tax-Free Income Fund	U.S.A.

FTFT-Franklin Pennsylvania Tax-Free Income Fund	U.S.A.

FTFT-Franklin High Yield Tax-Free Income Fund	U.S.A.

FIST-Franklin Convertible Securities Fund	U.S.A.

FIST-Franklin Adjustable U.S. Government Securities Fund	U.S.A.

FIST-Franklin Equity Income Fund	U.S.A.

IFT-Money Market Portfolio	U.S.A.

FTFT-Franklin Federal Limited-Term Tax-Free Fund	U.S.A.

FMT-Franklin Rising Dividends Fund	U.S.A.

FTFT-Franklin Missouri Tax-Free Income Fund	U.S.A.

FTFT-Franklin Oregon Tax-Free Income Fund	U.S.A.

FTFT-Franklin Virginia Tax-Free Income Fund	U.S.A.

FTFT-Franklin Alabama Tax-Free Income Fund	U.S.A.

TGIT-Templeton Emerging Markets Small Cap Fund	U.S.A.

FSS-Franklin Biotechnology Discovery Fund	U.S.A.

FSS-Franklin Natural Resources Fund	U.S.A.

FTVIPT-Franklin Flex Cap Growth VIP Fund	U.S.A.

FIST-Franklin Floating Rate Daily Access Fund	U.S.A.

FGT-Franklin Emerging Market Debt Opportunities Fund	U.S.A.

TIF-Foreign Smaller Companies Series	U.S.A.

FIST-Franklin Managed Income Fund	U.S.A.

FGT-Franklin International Small Cap Fund	U.S.A.

FIST-Franklin Total Return Fund	U.S.A.

FSS-Franklin Growth Opportunities Fund	U.S.A.

FTFT-Franklin Arizona Tax-Free Income Fund	U.S.A.

FSS-Franklin Small Cap Growth Fund	U.S.A.

FTFT-Franklin Connecticut Tax-Free Income Fund	U.S.A.

FTFT-Franklin Louisiana Tax-Free Income Fund	U.S.A.

Franklin Limited Duration Income Trust	U.S.A.

Templeton China World Fund	U.S.A.

FTFT-Franklin Maryland Tax-Free Income Fund	U.S.A.

FTFT-Franklin North Carolina Tax-Free Income Fund	U.S.A.

FTFT-Franklin New Jersey Tax-Free Income Fund	U.S.A.

FTVIPT-Franklin Growth and Income VIP Fund	U.S.A.

FTVIPT-Franklin Global Real Estate VIP Fund	U.S.A.

FTVIPT-Templeton Global Bond VIP Fund	U.S.A.

FTVIPT-Franklin Income VIP Fund	U.S.A.

FTVIPT-Franklin U.S. Government Securities VIP Fund	U.S.A.

FTVIPT-Franklin Rising Dividends VIP Fund	U.S.A.

FTVIPT-Templeton Growth VIP Fund	U.S.A.

FTVIPT-Franklin Small-Mid Cap Growth VIP Fund	U.S.A.

FTVIPT-Franklin Large Cap Growth VIP Fund	U.S.A.

FTVIPT-Franklin Mutual Global Discovery VIP Fund	U.S.A.

FTVIPT-Franklin Mutual Shares VIP Fund	U.S.A.

FTVIPT-Franklin Small Cap Value VIP Fund	U.S.A.

FTVIPT-Franklin Strategic Income VIP Fund	U.S.A.

FIST-Franklin Real Return Fund	U.S.A.

FIST-Franklin Low Duration Total Return Fund	U.S.A.

FSS-Franklin Select U.S. Equity Fund	U.S.A.

TIF-Global Equity Series	U.S.A.

FGT-Franklin International Growth Fund	U.S.A.

TGIT-Templeton Frontier Markets Fund	U.S.A.

TIT-Templeton Global Total Return Fund	U.S.A.

FTVIPT-Franklin VolSmart Allocation VIP Fund	U.S.A.

TIT-Templeton Emerging Markets Bond Fund	U.S.A.

FMSF-Franklin Mutual International Fund	U.S.A.

TIT-Templeton International Bond Fund	U.S.A.

FFAS-Franklin Payout 2019 Fund	U.S.A.

FFAS-Franklin Payout 2020 Fund	U.S.A.

FFAS-Franklin Payout 2021 Fund	U.S.A.

FSS-Franklin Flexible Alpha Bond Fund	U.S.A.

FFRMT-Franklin Floating Rate Income Fund	U.S.A.

FCF-Franklin Focused Growth Fund	U.S.A.

FFAS-Franklin Payout 2022 Fund	U.S.A.

TF Templeton International - Climate Change Fund	U.S.A.

Franklin Conservative Allocation Age 9-10 Years 529 Portfolio	U.S.A.

Franklin Conservative Allocation Age 13-14 Years 529 Portfolio	U.S.A.

FFAS-Franklin LifeSmart Retirement Income Fund	U.S.A.

FFAS-Franklin LifeSmart 2025 Retirement Target Fund	U.S.A.

FFAS-Franklin LifeSmart 2035 Retirement Target Fund	U.S.A.

FTVIPT-Franklin Allocation VIP Fund	U.S.A.

FFAS-Franklin LifeSmart 2045 Retirement Target Fund	U.S.A.

FFAS-Franklin Corefolio Allocation Fund	U.S.A.

FFAS-Franklin Founding Funds Allocation Fund	U.S.A.

FFAS-Franklin Conservative Allocation Fund	U.S.A.

FFAS-Franklin Moderate Allocation Fund	U.S.A.

FFAS-Franklin Growth Allocation Fund	U.S.A.

Franklin Growth Allocation Newborn - 4 Years 529 Portfolio	U.S.A.

Franklin Growth 529 Portfolio	U.S.A.

Franklin Income 529 Portfolio	U.S.A.

Franklin Small Mid Cap Growth 529 Portfolio	U.S.A.

Franklin Growth Allocation 529 Portfolio	U.S.A.

Franklin U.S. Large Cap Index 529 Portfolio (f/k/a S&P 500 Index 529 Portfolio)	U.S.A.

Franklin Conservative Allocation Newborn-4 Years 529 Portfolio	U.S.A.

Franklin Moderate Allocation Newborn-4 Years 529 Portfolio	U.S.A.

Franklin Moderate Allocation Age 9-10 Years 529 Portfolio	U.S.A.

Franklin Moderate Allocation Age 17 Years 529 Portfolio (f/k/a Franklin Moderate Allocation Age 17-18 Years 529 Portfolio)	U.S.A.

FFAS-Franklin LifeSmart 2030 Retirement Target Fund	U.S.A.

FFAS-Franklin LifeSmart 2050 Retirement Target Fund	U.S.A.

FFAS-Franklin LifeSmart 2040 Retirement Target Fund	U.S.A.

FFAS-Franklin LifeSmart 2020 Retirement Target Fund	U.S.A.

FFAS-Franklin NextStep Conservative Fund	U.S.A.

FFAS-Franklin NextStep Moderate Fund	U.S.A.

FFAS-Franklin NextStep Growth Fund	U.S.A.

FFAS-Franklin LifeSmart 2055 Retirement Target Fund	U.S.A.

NJ Best Trust A	U.S.A.

NJ Best Trust B	U.S.A.

NJ Best Trust C	U.S.A.

NJ Best Trust D	U.S.A.

NJ Best Trust E	U.S.A.

NJ Better Educational Saving Trust	U.S.A.

NJ Best Pooled Equity	U.S.A.

Franklin Growth Allocation Age 9 - 10 Years 529 Portfolio	U.S.A.

Franklin Growth Allocation Age 13 - 14 Years 529 Portfolio	U.S.A.

Franklin Growth Allocation Age 17 Years 529 Portfolio (f/k/a Franklin Growth Allocation Age 17-18 Years 529 Portfolio)	U.S.A.

Franklin Conservative Allocation Age 17 Years 529 Portfolio (f/k/a Franklin Conservative Allocation Age 17-18 Years 529 Portfolio)	U.S.A.

Franklin Moderate Allocation Age 13-14 Years 529 Portfolio	U.S.A.

Franklin U.S. Government Money 529 Portfolio	U.S.A.

FT Holdings Corporations III	U.S.A.

FT Holdings Corporations IV	U.S.A.

FT Holdings Corporations I	U.S.A.

FT Holdings Corporations II	U.S.A.

Franklin Conservative Allocation Age 5 - 6 Years 529 Portfolio (f/k/a Franklin Conservative Allocation Age 5 - 8 Years 529 Portfolio)	U.S.A.

Franklin Conservative Allocation Age 11 - 12 Years 529 Portfolio	U.S.A.

Franklin Conservative Allocation Age 15 - 16 Years 529 Portfolio	U.S.A.

Franklin Conservative Allocation Age 19+ Years 529 Portfolio	U.S.A.

Franklin Moderate Allocation Age 5 - 6 Years 529 Portfolio (f/k/a Franklin Moderate Allocation Age 5 - 8 Years 529 Portfolio)	U.S.A.

Franklin Moderate Allocation Age 11 - 12 Years 529 Portfolio	U.S.A.

Franklin Moderate Allocation Age 15 - 16 Years 529 Portfolio	U.S.A.

Franklin Moderate Allocation Age 19+ Years 529 Portfolio	U.S.A.

Franklin Growth Allocation Age 5 - 6 Years 529 Portfolio (f/k/a Franklin Growth Allocation Age 5 - 8 Years 529 Portfolio)	U.S.A.

Franklin Growth Allocation Age 11 - 12 Years 529 Portfolio	U.S.A.

Franklin Growth Allocation Age 15 - 16 Years 529 Portfolio	U.S.A.

Franklin Growth Allocation Age 19+ Years 529 Portfolio	U.S.A.

FSS-Franklin Templeton SMACS Series CH	U.S.A.

FSS-Franklin Templeton SMACS Series H	U.S.A.

FSS-Franklin Templeton SMACS Series E	U.S.A.

FSS-Franklin Templeton SMACS Series I	U.S.A.

Franklin USD Diversified Bond IV 2024 Fund A (Qdis) USD	Cayman

Franklin U.S. Core Equity (IU) Fund	U.S.A.

Franklin International Core Equity (IU) Fund	U.S.A.

Franklin Emerging Markets Core Equity (UI) Fund	U.S.A.

Franklin USD Diversified Bond VI 2024 SP	Cayman

FTFT-Franklin Municipal Green Bond Fund	U.S.A.

Franklin USD Diversified Fixed Tenure Bond SP	Cayman

Franklin USD Diversified Bond VII 2024 SP	Cayman

Franklin Equity Portfolio Fund, a series of Franklin ETF Trust	U.S.A.

Franklin Fixed Income Portfolio Fund, a series of Franklin ETF Trust	U.S.A.

Franklin USD Diversified Fixed Tenure Bond Series II SP	Cayman

Franklin Lifesmart 2060 Retirement Target Fund	U.S.A.

Franklin OnChain U.S. Government Money Fund	U.S.A.

Franklin Templeton SMACS Fund: Series EM	U.S.A.

Franklin Conservative Allocation Age 7 - 8 Years 529 Portfolio	U.S.A.

Franklin Conservative Allocation Age 18 Years 529 Portfolio*	U.S.A.

Franklin Moderate Allocation Age 7 - 8 Years 529 Portfolio	U.S.A.

Franklin Moderate Allocation Age 18 Years 529 Portfolio	U.S.A.

Franklin Growth Allocation Age 7 - 8 Years 529 Portfolio	U.S.A.

Franklin Growth Allocation Age 18 Years 529 Portfolio	U.S.A.

Franklin Conservative Allocation 529 Portfolio	U.S.A.

Franklin Conservative Growth Allocation 529 Portfolio	U.S.A.

Franklin Moderate Allocation 529 Portfolio	U.S.A.

Franklin Moderate Growth Allocation 529 Portfolio	U.S.A.

Franklin Aggressive Growth Allocation 529 Portfolio	U.S.A.

Franklin DynaTech 529 Portfolio	U.S.A.

ClearBridge Large Cap Value 529 Portfolio	U.S.A.

ClearBridge International Growth 529 Portfolio	U.S.A.

BrandywineGLOBAL - Global Opportunities 529 Portfolio	U.S.A.

Western Asset Short Term Bond 529 Portfolio	U.S.A.

Western Asset Core Plus Bond 529 Portfolio	U.S.A.

Martin Currie International Sustainable Equity 529 Portfolio	U.S.A.

Ariel 529 Portfolio	U.S.A.

ClearBridge Sustainability Leaders 529 Portfolio	U.S.A.

Franklin Long Duration Credit Fund	U.S.A.

*Putnam California Tax Exempt Income Fund	US—1940 Act

*Putnam Convertible Securities Fund	US—1940 Act

*Putnam Diversified Income Trust	US—1940 Act

*Putnam Asset Allocation Funds

-*Putnam Dynamic Asset Allocation Balanced Fund

-*Putnam Dynamic Asset Allocation Conservative Fund

-*Putnam Dynamic Asset Allocation Growth Fund

-*Putnam Multi-Asset Income Fund

US—1940 Act

*Putnam Funds Trust

-*Putnam Core Bond Fund

-*Putnam Core Equity Fund

-*Putnam Dynamic Asset Allocation Equity Fund

-*Putnam Emerging Markets Equity Fund

-*Putnam Floating Rate Income Fund

-*Putnam Focused Equity Fund

-*Putnam Global Technology Fund

-*Putnam Intermediate-Term Municipal Income Fund

-*Putnam International Value Fund

-*Putnam Mortgage Opportunities Fund

-*Putnam Short Duration Bond Fund

-*Putnam Short Term Investment Fund

-*Putnam Short-Term Municipal Income Fund

-*Putnam Small Cap Growth Fund

-*Putnam Ultra Short Duration Income Fund

-*Putnam Ultra Short MAC Series

US—1940 Act

*Putnam Focused International Equity Fund	US—1940 Act

*George Putnam Balanced Fund	US—1940 Act

*Putnam Global Health Care Fund	US—1940 Act

*Putnam Global Income Trust	US—1940 Act

*Putnam High Yield Fund	US—1940 Act

*Putnam Income Fund	US—1940 Act

*Putnam International Equity Fund	US—1940 Act

*Putnam Investment Funds

- *Putnam Government Money Market Fund

- *Putnam International Capital Opportunities Fund

- *Putnam Large Cap Growth Fund

- *Putnam Research Fund

- *Putnam Small Cap Value Fund

- *Putnam Sustainable Future Fund

US—1940 Act

*Putnam Large Cap Value Fund	US—1940 Act

*Putnam Managed Municipal Income Trust	US—1940 Act

*Putnam Massachusetts Tax Exempt Income Fund	US—1940 Act

*Putnam Master Intermediate Income Trust	US—1940 Act

*Putnam Minnesota Tax Exempt Income Fund	US—1940 Act

*Putnam Money Market Fund	US—1940 Act

*Putnam Mortgage Securities Fund	US—1940 Act

*Putnam Municipal Opportunities Trust	US—1940 Act

*Putnam New Jersey Tax Exempt Income Fund	US—1940 Act

*Putnam New York Tax Exempt Income Fund	US—1940 Act

*Putnam Ohio Tax Exempt Income Fund	US—1940 Act

*Putnam Pennsylvania Tax Exempt Income Fund	US—1940 Act

*Putnam Premier Income Trust	US—1940 Act

*Putnam Sustainable Leaders Fund	US—1940 Act

Putnam Target Date Funds

- *Putnam Retirement Advantage Maturity Fund

-*Putnam Retirement Advantage 2065 Fund

- *Putnam Retirement Advantage 2060 Fund

- *Putnam Retirement Advantage 2055 Fund

- *Putnam Retirement Advantage 2050 Fund

- *Putnam Retirement Advantage 2045 Fund

- *Putnam Retirement Advantage 2040 Fund

- *Putnam Retirement Advantage 2035 Fund

- *Putnam Retirement Advantage 2030 Fund

- *Putnam Retirement Advantage 2025 Fund

- *Putnam Sustainable Retirement Maturity Fund

- *Putnam Sustainable Retirement 2065 Fund

- *Putnam Sustainable Retirement 2060 Fund

- *Putnam Sustainable Retirement 2055 Fund

- *Putnam Sustainable Retirement 2050 Fund

- *Putnam Sustainable Retirement 2045 Fund

- *Putnam Sustainable Retirement 2040 Fund

- *Putnam Sustainable Retirement 2035 Fund

- *Putnam Sustainable Retirement 2030 Fund

- *Putnam Sustainable Retirement 2025 Fund

US—1940 Act

*Putnam Tax Exempt Income Fund	US—1940 Act
*Putnam Tax-Free Income Trust - *Putnam Strategic Intermediate Municipal Fund - *Putnam Tax-Free High Yield Fund	US—1940 Act

*Putnam Variable Trust

- *Putnam VT Core Equity Fund

- *Putnam VT Diversified Income Fund

- *Putnam VT Emerging Markets Equity Fund

- *Putnam VT Focused International Equity Fund

- *Putnam VT George Putnam Balanced Fund

- *Putnam VT Global Asset Allocation Fund

- *Putnam VT Global Health Care Fund

- *Putnam VT Government Money Market Fund

- *Putnam VT High Yield Fund

- *Putnam VT Income Fund

- *Putnam VT International Equity Fund

- *Putnam VT International Value Fund

- *Putnam VT Large Cap Growth Fund

- *Putnam VT Large Cap Value Fund

- *Putnam VT Mortgage Securities Fund

- *Putnam VT Research Fund

- *Putnam VT Small Cap Growth Fund

- *Putnam VT Small Cap Value Fund

- *Putnam VT Sustainable Future Fund

- *Putnam VT Sustainable Leaders Fund

US—1940 Act

*Putnam Diversified Income Trust (Cayman) Master Fund	Cayman

*Putnam Diversified Income Trust (Cayman) Feeder Fund	Cayman

*Putnam Cash Collateral Pool, LLC	US

*Putnam Intermediate U.S. Investment Grade Fund, LLC	US

*Putnam Emerging Markets Equity Fund, LP	US

*Putnam Total Return: U.S. Investment Grade Fixed Income Fund, LLC	US—ERISA Account

*Putnam Emerging Market Small Cap Equity Fund, LP	US

*Putnam Catholic Values U.S. Large Cap Growth Fund LP	US

*Putnam Intermediate Domestic Investment-Grade Trust	US—ERISA Account; intended to qualify as tax-exempt under Revenue Ruling 81-100 and successor guidance (“81-100 Trust”)
*Putnam Short Duration Government/Corporate Trust
*Putnam Stable Value Fund

*Putnam Large Cap Value Trust

*Putnam Retirement Advantage 2065 Fund

*Putnam Retirement Advantage 2060 Fund

*Putnam Retirement Advantage 2055 Fund

*Putnam Retirement Advantage 2050 Fund

*Putnam Retirement Advantage 2045 Fund

*Putnam Retirement Advantage 2040 Fund

*Putnam Retirement Advantage 2035 Fund

*Putnam Retirement Advantage 2030 Fund

*Putnam Retirement Advantage 2025 Fund

*Putnam Retirement Advantage Maturity Fund

*Putnam Retirement Advantage GAA Money Market Portfolio

*Putnam Retirement Advantage GAA Equity Portfolio

*Putnam Retirement Advantage GAA Growth Portfolio

*Putnam Retirement Advantage GAA Balanced Portfolio

*Putnam Retirement Advantage GAA Conservative Portfolio

*Putnam Retirement Advantage GAA Income Strategies Portfolio

*Denotes	a Fund added through this Amendment.